UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported):   January 8, 2014

PROS Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-141884	76-0168604
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Main Street, Suite 900
Houston, TX, 77002		713 335-5151
(Address of principal executive offices)		(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

On January 8, 2014, PROS Holdings, Inc. (Company) announced the completion of its acquisition of Cameleon Software SA (Cameleon) pursuant to the Tender Offer Agreement, dated as of October 24, 2013 (TOA) by and between the Company and Cameleon (Offer).

In aggregate, 9,012,893 Cameleon shares were tendered into the Offer, representing 78.6% of the share capital and the voting rights of Cameleon on an issued and outstanding basis and 2,221,644 Cameleon warrants were tendered in the Offer, representing 94.0% of the warrants of Cameleon on an outstanding basis. In addition, pursuant to the liquidity agreements entered into between the members of Cameleon management and the Company, the Company gained control of 550,000 restricted shares representing an additional 4.8% of the share capital and the voting rights of Cameleon on an issued and outstanding basis, bringing the Company’s total holdings to 83.4% of the share capital and the voting rights of Cameleon on an issued and outstanding basis.

Having obtained greater than the minimum threshold in the Offer of 65% of the freely tradable shares and warrants of Cameleon, the Company has commenced a subsequent offering period that began on Wednesday, January 8, 2014 and will expire on Tuesday, January 21, 2014. The terms and amount of the consideration offered in this subsequent offering period are identical to those offered during the Company’s initial tender offer for Cameleon.

In accordance with the regulations of the Autorité des Marchés Financiers (AMF), in the event that the Company acquires 95% or more of the outstanding shares of the total share capital and voting rights of Cameleon, the Company intends, promptly following completion of the subsequent offering period, to request from the AMF the implementation of a mandatory acquisition (squeeze-out) of the remaining shares (including the warrants) not held by it.

There are no material relationships between (i) Cameleon and (ii) the Company or its affiliates.

Item 7.01    Regulation FD Disclosure

On January 8, 2014, the Company and Cameleon issued a joint press release announcing the closing of the initial tender offer. This press release is attached as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The financial statements required by this Item will be filed by amendment to this Report not later than March 27, 2014.

(b)    Pro Forma Financial Information

The pro forma financial information required by this Item will be filed by amendment to this Report not later than March 27, 2014.

(d)    Exhibits.

The following exhibit is being furnished herewith:
99.1     Press Release, dated January 8, 2014, issued jointly by the Company and Cameleon Software S.A.*

*
In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Safe Harbor and Forward Looking Statements
Certain items in this report may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company can give no assurance that expectations will be attained. Important factors that could cause actual results to differ materially from those presently expected include: the uncertainty of the acceptance of the Offer and regulatory approvals; the parties' ability to consummate the transaction; factors and risks previously and from time to time detailed in the Company’s filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.

Date: January 14, 2014
/s/ Damian Olthoff
Damian Olthoff General Counsel and Secretary